Exhibit 32.1

CERTIFICATION PURUSANT TO 18 U.S.C. 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of New Energy Technologies, Inc. (the “Company”) on Form 10-Q/A for the quarter ending November 30, 2009, as filed with the Securities and Exchange Commission on May 6, 2010 (the “Report”), I, Meetesh Patel, President, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  May 6, 2010                                                /s/ Meetesh Patel

                                                                                Meetesh Patel

                                                                                President, Chief Executive Officer, and Chief Financial Officer